SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under § 240.14(a)-12

VISX, INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously by written preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

INFORMATION CONCERNING VOTING AND PROXY SOLICITATION
PROPOSAL NO. 1 ELECTION OF DIRECTORS
GOVERNANCE OF THE COMPANY
FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EQUITY COMPENSATION PLAN INFORMATION
PROPOSAL NO. 2 AMENDMENT TO ADD 800,000 SHARES TO 2000 STOCK PLAN
PROPOSAL NO. 3 ADOPTION OF THE VISX, INCORPORATED PERFORMANCE INCENTIVE PLAN
PROPOSAL NO. 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
REPORT OF AUDIT COMMITTEE
ITEMS NOT CONSTITUTING SOLICITING MATERIAL
OTHER MATTERS
APPENDIX A 2000 STOCK PLAN
APPENDIX B PERFORMANCE INCENTIVE PLAN

VISX, Incorporated

3400 Central Expressway
Santa Clara, California 95051-0703
(408) 733-2020

To our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of VISX, Incorporated to be held at 8:00 a.m., local time, on May 13, 2004, at VISX’s principal executive offices located at 3400 Central Expressway, Santa Clara, California 95051. The Notice of and Proxy Statement for the 2004 Annual Meeting of Stockholders follow. The 2003 Annual Report is enclosed.

     At the Annual Meeting, stockholders will elect seven persons to serve as directors until the next Annual Meeting and until their successors have been elected and qualified (Item 1 on your Proxy). The Proxy Statement contains information regarding the Company’s nominees for election to the Board of Directors. Stockholders will also vote to approve an amendment to the 2000 Stock Plan (Item 2 on your Proxy) and to approve the VISX Performance Incentive Plan (Item 3 on your Proxy). Stockholders will also vote to ratify the Audit Committee’s appointment of KPMG LLP as the Company’s independent public accountants for the year ending December 31, 2004 (Item 4 on your Proxy). Your Board of Directors recommends that you vote “FOR” the Company’s slate of nominees named in this Proxy Statement and “FOR” proposals 2 through 4.

     Your vote is important. Whether or not you plan to attend the Annual Meeting, we request that you complete, date, sign and return the enclosed proxy card promptly in the enclosed pre-addressed envelope. No postage is necessary if you mail your proxy in the United States. If your shares of common stock are held in an account with a broker or a bank participating in the ADP Investor Communication Services program, you may choose to vote those shares via the Internet at ADP Investor Communication Services’ voting Web site (www.proxyvote.com) or telephonically by calling the telephone number shown on your voting form. Any stockholder attending the meeting may vote in person, even though he, she or it has already returned a proxy. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting. For assistance in voting your shares, please call MacKenzie Partners, Inc. at (800) 322-2285 or (212) 929-5500 (call collect).

     We appreciate your continued support and interest in VISX, Incorporated.

On Behalf of your Board of Directors

Sincerely,

Elizabeth H. Dávila
Chairman of the Board
and Chief Executive Officer

Santa Clara, California

April 12, 2004

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 13, 2004

To the Stockholders:

      The Annual Meeting of Stockholders of VISX, Incorporated (the “Company”) will be held on May 13, 2004 at 8:00 a.m., local time, at the principal executive offices of the Company, located at 3400 Central Expressway, Santa Clara, California 95051 for the following purposes:

1.	To elect seven directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

2.	To approve an amendment increasing the number of shares reserved for issuance under the Company’s 2000 Stock Plan;

3.	To approve the VISX, Incorporated Performance Incentive Plan;

4.	To ratify the appointment of KPMG LLP as the Company’s independent auditors for the year ending December 31, 2004; and

5.	To act upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on April 1, 2004 are entitled to notice of, and to attend and vote at, the Annual Meeting and at any postponement or adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company located at 3400 Central Expressway, Santa Clara, California 95051.

For the Board of Directors,

John F. Runkel, Jr.
Secretary

Santa Clara, California

April 12, 2004

YOUR VOTE IS IMPORTANT

      It is important that all stockholders be represented at the Annual Meeting. Therefore, in order to assure your representation whether or not you plan to attend the meeting, please complete, date, sign, and return the enclosed proxy card promptly in the accompanying reply envelope. No postage is necessary if mailed in the United States. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting if you are the stockholder of record with respect to the shares you intend to vote. Attending the Annual Meeting will not revoke your proxy unless you specifically request to do so.

VISX, INCORPORATED

PROXY STATEMENT

2004 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING VOTING AND PROXY SOLICITATION

General

      These proxy materials are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of VISX, Incorporated (the “Company”) for the Annual Meeting of Stockholders to be held on May 13, 2004, at 8:00 a.m., local time, and at any adjournment or postponement of the Annual Meeting. The Annual Meeting will be held at the principal executive offices of the Company, located at 3400 Central Expressway, Santa Clara, California 95051. The telephone number at the meeting location is (408) 733-2020. This Proxy Statement, Notice of Annual Meeting and the accompanying proxy card will be mailed to stockholders on or about April 13, 2004.

      A copy of the Company’s Annual Report for the year ended December 31, 2003, including financial statements, accompanies this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

      The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

Questions and Answers

      Although we encourage you to read the enclosed Proxy Statement in its entirety, we include this question and answer section to provide some background information and brief answers to several questions you might have about the Annual Meeting.

Why am I receiving these materials?

      Our Board of Directors is providing these proxy materials for you in connection with our Annual Meeting of Stockholders, which will take place on May 13, 2004. Stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

What information is contained in these materials?

      The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Our 2003 Annual Report and audited financials statements, proxy card and a return envelope are also enclosed.

What proposals will be voted on at the Annual Meeting?

      There are four proposals scheduled to be voted on at the meeting:

•	Election of the nominees for director set forth in this Proxy Statement;

•	Approval of an amendment to our 2000 Stock Plan to increase the number of shares reserved for issuance under the Plan;

•	Approval of our VISX, Incorporated Performance Incentive Plan; and

•	Ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2004.

What is the Company’s voting recommendation?

      Our Board of Directors recommends that you vote your shares “FOR” each of the seven nominees to our Board of Directors, “FOR” approval of the amendment to our 2000 Stock Plan, “FOR” approval of our VISX, Incorporated Performance Incentive Plan, and “FOR” ratification of the appointment of our independent auditors.

Who can vote at the Annual Meeting?

      Our Board of Directors has set April 1, 2004 as the record date for the Annual Meeting. All stockholders who owned our common stock at the close of business on April 1, 2004 may attend and vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held as of the record date on all matters to be voted on. Stockholders do not have the right to cumulate votes. On April 1, 2004, 48,541,711 shares of our common stock were outstanding. Shares held as of the record date include shares that are held directly in your name as the stockholder of record and those shares held for you as a beneficial owner through a stockbroker, bank or other nominee.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

      Most of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

      If your shares are registered directly in your name with our transfer agent, EquiServe Trust Company, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by EquiServe. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

Beneficial Ownership

      If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you request a legal proxy from your stockbroker in order to vote at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares. You may also vote by Internet or by telephone as described below under “How can I vote my shares without attending the meeting?”

How many votes does the Company need to hold the Annual Meeting?

      A majority of our outstanding shares as of the record date must be present at the Annual Meeting in order to hold the meeting and conduct business. This is called a quorum. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the Annual Meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

      Shares are counted as present at the meeting if you:

•	are present and vote in person at the meeting; or

•	have properly submitted a proxy card or voted by telephone or via the Internet.

How are votes counted?

      You may vote either “FOR” or “WITHHOLD” with respect to each nominee for our Board of Directors. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the other proposals. If you abstain from voting on the other proposals, it has the same effect as a vote against. If you just sign your proxy card with no further instructions, your shares will be counted as a vote “FOR” each Director, “FOR” approval of the amendment to our 2000 Stock Plan, “FOR” approval of our VISX, Incorporated Performance Incentive Plan, and “FOR” ratification of the appointment of our independent auditors. If you do not vote and you hold your shares in a brokerage account in your broker’s name, also known as “street name” (see description of “Beneficial Ownership” above), your shares will not be counted in the tally of the number of shares cast “FOR,” “AGAINST” or “ABSTAIN” on any proposal where your broker does not have discretionary authority to vote, and therefore will have the effect of reducing the number of shares needed to approve any of those items. However, shares held in street name that are not voted, known as “broker non-votes,” may be counted for the purpose of establishing a quorum for the meeting as described above under the caption “Beneficial Ownership.” Voting results are tabulated and certified by EquiServe Trust Company.

What is the voting requirement to approve each of the proposals?

      With respect to Proposal One (the election of our directors), directors are elected by a plurality vote, and therefore the seven individuals receiving the highest number of “FOR” votes will be elected. Votes of “WITHHOLD” and broker non-votes have no legal effect on the election of directors due to the fact that such elections are by a plurality. Proposal Two (approval of amendment to our 2000 Stock Plan), Proposal Three (approval of the VISX, Incorporated Performance Incentive Plan) and Proposal Four (ratification of the appointment of our auditors) require the affirmative “FOR” vote of a majority of the shares of our outstanding common stock represented, in person or by proxy, and entitled to vote.

How can I vote my shares in person at the Annual Meeting?

      Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification to the meeting. Even if you plan to attend the Annual Meeting, we recommend you vote your shares in advance as described below so your vote will be counted if you later decide not to attend the meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting.

How can I vote my shares without attending the Annual Meeting?

      Whether you hold shares directly as a stockholder of record or beneficially in street name, you may vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your stockbroker or nominee. Please refer to the summary instructions included on your proxy card. For shares held in street name, a voting instruction card will be provided by your stockbroker or nominee.

BY MAIL — You may do this by signing your proxy card or, for shares held in street name, by following the voting instruction card provided by your stockbroker or nominee and mailing it in the enclosed, postage prepaid envelope. If you provide specific voting instructions, your shares will be voted as you have instructed.

BY TELEPHONE OR THE INTERNET — If your shares of common stock are held in an account with a broker or a bank participating in the ADP Investor Communication Services program and you have telephone or Internet access, you may submit your proxy by following the “Vote by Phone” or “Vote by Internet” instructions on the proxy card.

How can I change my vote after I return my proxy card?

      You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may do this by sending a written notice of revocation or another signed proxy with a later date to the Secretary of the Company, John F. Runkel, Jr., at the Company’s principal executive offices located at 3400 Central Expressway, Santa Clara, California 95051-0703, by 8:00 a.m., local time, on May 13, 2004. In addition, you may automatically change your proxy vote by voting in person at the Annual Meeting.

Where can I find the voting results of the meeting?

      The preliminary voting results will be announced at the meeting. The final results will be published in our first quarterly report on Form 10-Q filed after the date of the meeting.

Who are the proxies and what do they do?

      Our Board of Directors designated Elizabeth H. Dávila, our Chief Executive Officer, and John F. Runkel, Jr., our General Counsel and Corporate Secretary, as the two persons named as proxies on the enclosed proxy card. All properly executed proxies will be voted (except to the extent that authority to vote has been withheld) and where a choice has been specified by the stockholder as provided in the proxy card, it will be voted in accordance with the instructions indicated on the proxy card. If you submit the proxy card, but do not indicate your voting instructions, your shares will be voted “FOR” Proposals One, Two, Three and Four.

What does it mean if I receive more than one proxy or voting instruction card?

      You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

What happens if additional proposals are presented at the Annual Meeting?

      Other than the four proposals described in this Proxy Statement, we do not expect any additional matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Elizabeth H. Dávila and John F. Runkel, Jr., will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason any of the Company’s nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board of Directors.

Is my vote confidential?

      Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote or (3) to facilitate a successful proxy solicitation by our Board of Directors. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to our management.

Who will bear the cost of soliciting votes for the Annual Meeting?

      We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have retained the services of a third-party firm, MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016, to aid in the solicitation of proxies for a fee of $8,500, plus reimbursement of reasonable out-of-pocket expenses. The methods by which MacKenzie Partners and the directors, officers and other employees of the Company may solicit proxies are by mail, telephone, telegram, facsimile, other electronic communication, or personal communications.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

      A board of seven directors is to be elected at the Annual Meeting. Currently the Board of Directors is comprised of the seven nominees. Unless otherwise instructed, the proxy holder will vote the proxies received for the Company’s seven nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any substitute nominee designated by the current Board of Directors to fill the vacancy. The Company does not expect that any nominee listed below will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until his or her successor has been elected and qualified. There are no family relationships among any of our directors or executive officers, including any of the nominees listed below.

      The names of the nominees, and certain information about them, are set forth below:

Elizabeth H. Dávila	Director Since 1995

      Ms. Dávila, 59, joined the Company in 1995 and currently serves as Chairman of the Board of Directors and Chief Executive Officer. She was appointed Chairman of the Board in May 2001, and has served as Chief Executive Officer since February 2001. She also served as President from February 2001 to July 2003. She was President and Chief Operating Officer from February 1999 to February 2001, Executive Vice President and Chief Operating Officer from May 1995 to February 1999, and served as a director since December 1995. Prior to joining the Company, Ms. Dávila was at Syntex Corporation from 1977 to 1994 where she held senior management positions in its medical device, medical diagnostics, and pharmaceutical divisions. Ms. Dávila serves on the Board of Directors of Nugen Technologies, Inc. and Cholestech Corporation. She holds a masters degree in Chemistry from Notre Dame and an M.B.A. from Stanford University.

Laureen De Buono	Director Since 2003

      Ms. De Buono, 46, has been a director of the Company since March 2003. She currently serves as Chief Financial Officer of Thermage, Incorporated, a private cosmetic dermatology company. From September 2001 to March 2003, she served as Executive Vice President and Chief Financial Officer of Critical Path. She acted as a management and financial consultant from November 2000 to September 2001 for various public and private companies. From November 1999 to October 2000, she served as Chief Financial and Operating Officer of More.com. From June 1998 to October 1999, she served as Executive Vice President, Chief

Operating Officer and Chief Financial Officer of Resound Corporation. From 1992 to 1998, she held several executive and corporate-level positions at Nellcor Puritan Bennett, and served as Division and Corporate Counsel of the Clorox Company from 1987 to 1992. Ms. De Buono served as a director of INVIVO Corporation from February 1998 to January 2004, at which time the company was sold to Intermagnetics Group, Incorporated. She holds a J.D. from New York University, an M.A. from Stanford University, and a B.A. from Duke University.

Glendon E. French	Director Since 1995

      Mr. French, 70, has been a director of the Company since May 1995. He served as Chairman and Chief Executive Officer of Imagyn Medical, Inc. from February 1992 until his retirement as Chief Executive Officer in December 1994. He continued to serve as Chairman of Imagyn until April 1995. From 1989 until he joined Imagyn in February 1992, Mr. French was Chairman, Chief Executive Officer and a director of Applied Immune Sciences, Inc. From 1982 to 1988, Mr. French was President of the Health and Education Services Sector of ARA Services, Inc., and from 1972 to 1982, he was President of American Critical Care (formerly a division of American Hospital Supply Corp., now known as Dupont Critical Care).

John W. Galiardo	Director Since 1996

      Mr. Galiardo, 70, has been a director of the Company since May 1996. He served as Vice Chairman of the Board of Directors of Becton Dickinson & Company from 1994 until his retirement in December 1999. Prior to 1994, he served as Vice President and General Counsel of Becton Dickinson. Mr. Galiardo joined Becton Dickinson in 1977 and was responsible for the Law and Patent Departments, Medical Affairs, Corporate Regulatory and Quality Affairs, the Environment and Safety Departments, and Government, Investor, and Public Affairs. Prior to joining Becton Dickinson, Mr. Galiardo was Assistant General Counsel of E.R. Squibb & Sons, and before that he was associated with the law firm of Dewey, Ballantine, Bushby, Palmer & Wood in New York City. Mr. Galiardo is the past Chairman of the Health Industry Manufacturers Association. He serves on the Board of Directors of MedSource Technologies, Inc.

Jay T. Holmes	Director Since 1999

      Mr. Holmes, 61, has been a director of the Company since March 1999. He has been an attorney and business consultant since mid-1996. From 1981 until mid-1996, Mr. Holmes held several senior management positions at Bausch & Lomb Incorporated, the most recent being Executive Vice President and Chief Administrative Officer from 1995 to 1996 and Senior Vice President and Chief Administrative Officer from 1993 to 1995. From 1983 to 1993, Mr. Holmes was Senior Vice President, Corporate Affairs, and from 1981 to 1983 Vice President and General Counsel at Bausch & Lomb. Mr. Holmes was a member of the Board of Directors of Bausch & Lomb from 1986 until 1996. Mr. Holmes also serves on the Advisory Board of Directors of Rochester Gas and Electric.

Gary S. Petersmeyer	Director Since 2001

      Mr. Petersmeyer, 57, has been a director of the Company since December 2001. From October 2001 to January 2002, he acted as a consultant to Pherin Pharmaceuticals Inc., where he previously served as President, Chief Operating Officer, and director from August 2000 to October 2001. From September 1999 to

August 2000 he acted as a consultant to several companies, including Inamed Corporation, which was acquired by Collagen Corporation. From 1997 to 1999, Mr. Petersmeyer served as President, Chief Executive Officer and director of Collagen Aesthetics Inc. and from 1995 to 1997 as Chief Operating Officer and director of Collagen Corporation. From 1990 to 1995, Mr. Petersmeyer held several senior management positions at Syntex Corporation, including Vice President of Managed Health Care. Mr. Petersmeyer served as President, Chief Executive Officer, and director of Beta Phase Inc. from 1986 to 1990. From 1982 to 1986, Mr. Petersmeyer served as President of the Optics Division of CooperVision and as the General Manager of its Ophthalmic Products Division. From 1976 to 1982, Mr. Petersmeyer held a series of positions in corporate development, market research, and marketing for Syntex Corporation. Mr. Petersmeyer serves as a board member of Percutaneous Systems, Incorporated. Mr. Petersmeyer also serves as an advisor to Eunoe Corporation, where he served as interim CEO in the fall of 2002, as an advisor to Roxro Pharmaceuticals Inc., and as Chairman of the Board for the Positive Coaching Alliance formed originally at Stanford University.

Richard B. Sayford	Director Since 1995

      Mr. Sayford, 73, has been a director of the Company since May 1995. He has been President of Strategic Enterprises, Inc., a private business consulting firm specializing in providing services to high technology and venture firms, since 1979. He is a founding investor of MCI Communications Co., and served as a member of the Board of Directors of MCI from 1980 until 1998. He is Chairman of the Board of Directors of HCA — HealthOne, L.L.C. Mr. Sayford is former President of Amdahl International, Ltd. and Corporate Vice President of Amdahl Corporation. He previously held various management positions with IBM Corporation.

Vote Required and Board of Directors’ Recommendation

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT. The seven nominees receiving the highest number of affirmative votes of the shares of common stock of the Company present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, but have no other legal effect upon election of directors under Delaware law.

GOVERNANCE OF THE COMPANY

Board Meetings and Independence

      The Board of Directors of the Company held ten meetings during 2003. Each director is expected to attend each meeting of our Board of Directors and those committees on which he or she serves. All current directors and nominees attended greater than 75% of the meetings of the Board of Directors and committees upon which such director served.

      Non-Employee Directors. The only member of the Company’s management serving on the Board of Directors is Elizabeth H. Dávila, Chairman of the Board and Chief Executive Officer. The non-employee directors met without the presence of management four times in 2003. The Company’s Corporate Governance Principles adopted in February 2003 provide for non-employee directors to meet without management present at each regularly-scheduled Board of Directors meeting. The Board of Directors has appointed director Galiardo to serve as Lead Director during meetings of non-employee directors.

      Independence. The Board of Directors has determined that directors De Buono, French, Galiardo, Holmes and Sayford have no material relationship with the Company and are independent within the meaning of the Company’s Corporate Governance Guidelines and the rules of the New York Stock Exchange, as currently in effect. Director Petersmeyer is considered a non-independent director due to a consulting arrangement he had with the Company that concluded in February 2003. We have also determined that all directors serving as members of our Audit Committee, Compensation Committee and Governance Committee are independent under the rules of the New York Stock Exchange and the rules of the SEC. A copy of our Corporate Governance Guidelines can be viewed at the “Investor Relations” section of our website at www.visx.com.

Board Committees

      The Board of Directors has standing Audit, Compensation and Governance Committees, and has adopted a charter for each committee. These charters are posted at the “Investor Relations” section of our website at www.visx.com.

      Audit Committee. From January 1, 2003 through February 2003, the Audit Committee consisted of directors Falberg, French (chair), Galiardo and Sayford. In March 2003, Director Falberg resigned her position as a director and resigned from her committee appointments, including her appointment to the Audit Committee, and Director De Buono joined the Audit Committee. In October 2003, Director Holmes joined the Audit Committee. The Audit Committee, among other things, oversees engagement of the Company’s independent auditors, reviews the arrangements for and scope of the audit by the Company’s independent auditors, and reviews and evaluates the Company’s accounting practices and its systems of internal accounting controls. The Audit Committee held eight meetings during 2003. The Board of Directors has determined that Ms. De Buono is qualified as an audit committee financial expert within the meaning of Item 401(h) of Regulation S-K promulgated under the Securities Act of 1933, as amended, and has further determined that she has the requisite accounting and related financial management expertise within the meaning of the listing standards of the New York Stock Exchange.

      Compensation Committee. From January 1, 2003 through February 2003, the Compensation Committee was comprised of directors Falberg, French, Galiardo, Holmes, Petersmeyer and Sayford (chair). Effective February 2003 director Petersmeyer, and in March 2003 director Falberg, resigned from the Compensation Committee, and director De Buono joined the Compensation Committee. The Compensation Committee sets the compensation of the Company’s executive officers, including salary and bonuses, and administers the Company’s stock option plans. The Compensation Committee held six meetings during 2003.

      Governance Committee. From January 1, 2003 through February 2003, the Governance Committee was comprised of directors Falberg, French, Galiardo (chair/lead director), Holmes, Petersmeyer and Sayford. In March 2003, director Falberg resigned from the Governance Committee and director De Buono joined the Governance Committee. In July 2003, director Petersmeyer resigned from the Governance Committee. The Governance Committee is responsible for, among other things, developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring implementation of the

Company’s Governance Principles. In addition, the Governance Committee develops and reviews background information on candidates for the Company’s Board of Directors and makes recommendations to the Board regarding such candidates. The Governance Committee also prepares and supervises the Board of Director’s annual review of director independence and the Board’s performance self-evaluation. The Governance Committee held six meetings during 2003.

Nomination of Director Candidates

      The Governance Committee considers candidates for membership on the Company’s Board of Directors suggested by its members and other directors, as well as management and stockholders. From time-to-time the Committee may retain a third-party executive search firm to identify candidates as well. A stockholder who wishes to recommend a prospective nominee for the Company’s Board of Directors should notify the Company’s Corporate Secretary or any member of the Governance Committee in writing with whatever supporting material the stockholder considers appropriate. The Committee will also determine whether to consider any person proposed by a stockholder pursuant to the provisions of the Company’s Bylaws.

      Once the Governance Committee has identified a prospective nominee, the Committee determines whether to conduct a full evaluation of the candidate. This determination is based on whatever information is provided with the recommendation of the candidate, as well as the Committee’s own knowledge of the candidate, which may be supplemented by inquiries to the person making the recommendation or others.

      The Committee’s evaluation focuses primarily on the need to fill vacancies or expand the size of the Board of Directors and the likelihood that the nominee can satisfy the standards and qualifications set forth in the Company’s Governance Principles. If the Committee determines, in consultation with the Chairman of the Board of Directors and other directors as appropriate, that additional consideration is warranted, it may instruct a third-party search firm to gather additional information regarding the nominee. In evaluating the nominee, the Committee considers the following:

•	The nominee’s integrity, commitment and independence of thought and judgment;

•	The nominee’s commitment to representing the long-term interests of the Company’s stockholders;

•	The nominee’s ability to commit sufficient time, energy and attention to the diligent performance of his or her duties; and

•	The extent to which the nominee contributes to the range of talent, skill and expertise appropriate for the Company’s Board of Directors.

      The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board of Directors, the need for Audit Committee expertise and its evaluation of other prospective nominees. In connection with this evaluation, the Committee determines whether to interview the nominee. After completing this evaluation and completing its interviews, the Committee makes a recommendation to the full Board of Directors as to the person who should be nominated. After considering the recommendation and report of the Committee, the Board of Directors determines the nominee.

Stockholder Communication with the Company

      Stockholders may communicate directly with the Company’s Board of Directors by writing to Lead Director, c/o John F. Runkel, Jr., Corporate Secretary, VISX, Incorporated, 3400 Central Expressway, Santa Clara, CA 95051. The Board of Directors has approved a process for handling letters received in this fashion. Under that process, the Corporate Secretary reviews all such correspondence and forwards copies to the Board of Directors, together with a summary of all such correspondence, prior to each Board meeting. Stockholders may also communicate directly with the Lead Director through email addressed to leaddirector@VISX.com.

      Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Audit Committee and will be handled consistent with procedures established by the Committee for such matters.

Director Attendance at the Annual Meeting of Stockholders

      The Governance Principles approved by the Company’s Board of Directors provide that each director is expected to attend and participate in the Annual Meeting of Stockholders. All of the Company’s directors attended our last Annual Meeting of Stockholders that was held on May 23, 2003.

Code of Business Conduct and Ethics

      All directors, officers and employees of the Company and its subsidiaries must act ethically at all times and in accordance with the policies comprising the VISX Code of Business Conduct and Ethics approved by the Company’s Board of Directors. A copy of the VISX Code is posted at the “Investor Relations” section of our website at www.visx.com. Any amendments to or waivers from the VISX Code will be posted at this location on the Company’s website.

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

Director Compensation

      Non-employee directors receive an annual retainer ($30,000) that each non-employee director may elect to convert into options or deferred phantom stock, fees for each Board of Directors meeting the non-employee director attends ($2,000), fees for attendance at a Board of Directors meeting by telephone ($250) and for each committee meeting attended ($500). Non-employee chairpersons of each committee receive an additional fee ($250) for each committee meeting attended. Non-employee directors also receive a one-time grant of options to purchase 25,000 shares of the Company’s common stock upon initial election to the Board of Directors, and an automatic annual grant of options to purchase 10,000 shares of the Company’s common stock. In addition, non-employee directors are reimbursed for out-of-pocket travel expenses associated with their attendance at Board of Directors and committee meetings.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors and persons who own more than ten percent of the Company’s common stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership of the Company’s common stock with the SEC. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

      Based solely on a review of the copies of reporting forms furnished to the Company or written representations from certain Reporting Persons that no annual forms were required, the Company believes that all of its directors and executive officers complied during fiscal 2003 with the reporting requirements of Section 16(a), with the following exceptions, each of which resulted from an administrative error on the part of the Company: (i) Glendon E. French, John W. Galiardo, Jay T. Holmes, Gary S. Petersmeyer, and Richard B. Sayford, who filed a report on May 28, 2003 relating to a grant of options on May 23, 2003; (ii) John W. Galiardo, who filed a report on September 17, 2003 relating to a grant of options on May 23, 2003; (iii) Douglas H. Post, who filed a report on August 5, 2003 relating to a grant of options on July 23, 2003; and (iv) Laureen De Buono, Glendon E. French, Jay T. Holmes, Gary S. Petersmeyer, and Richard B. Sayford, who filed a report on September 17, 2003 relating to a grant of deferred phantom stock on May 23, 2003.

Compensation Committee Interlocks and Insider Participation

      The Company’s Compensation Committee currently consists of directors De Buono, French, Galiardo, Holmes and Sayford, none of whom are employed by the Company. There were no compensation committee interlocks or other relationships during 2003 between the Company’s Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

EXECUTIVE COMPENSATION

Report of the Compensation Committee on Executive Compensation

      Compensation Philosophy. The goals of the Company’s compensation program are to provide a strong and direct link between the Company’s financial performance and executive pay. The Company aligns management compensation with business objectives and stockholder interests by setting performance measures and objectives, and tying those objectives to a cash bonus plan and the use of stock-based incentives. The Compensation Committee retains the services of an independent compensation consulting firm to provide appropriate market survey data as well as to make specific recommendations to the Compensation Committee with respect to base salaries, cash bonuses, and stock incentive awards. The Compensation Committee retained this consulting firm because of the firm’s expertise in evaluating and assessing compensation requirements in the Company’s geographic region for attracting and retaining high caliber candidates for executive management positions.

      Other key elements of the Company’s compensation philosophy include establishing compensation programs that provide competitive pay systems to help the Company attract, retain and motivate its executive management. The Company positions its executive base salaries at the mid-point of survey data, and in years in which bonuses are earned, total cash compensation is targeted to be above the average survey data. The decision to grant bonuses or additional stock incentive awards is keyed to achievement of the annual business plan for Company-wide goals and individual performance.

      Compliance With Internal Revenue Code Section 162(m). The Company is subject to Section 162(m) of the Internal Revenue Code adopted in 1993, which limits the deductibility of certain compensation payments to its executive officers. Although the Company does not have a policy requiring the Compensation Committee to qualify all compensation for deductibility under this provision, the Company does consider the impact of this rule when designing and implementing its executive compensation programs. The Compensation Committee has approved the VISX Performance Incentive Plan, effective January 1, 2005, subject to approval of the stockholders at the Annual Meeting. Under this Performance Incentive Plan, incentive compensation paid would be performance-based for purposes of exemption from the limitations of Section 162(m). For a discussion of the terms of the VISX Performance Incentive Plan, see proposal number 3, “Adoption of the VISX, Incorporated Performance Incentive Plan”, beginning on page 26 of this Proxy Statement.

      The Compensation Committee will continue to take into account the net cost to the Company in making all compensation decisions and will continue to evaluate the impact of Section 162(m) on its compensation programs.

      2003 Executive Compensation Program. In 2003, the Company’s executive compensation program integrated the following components: base salary, cash bonuses and stock option grants. The Compensation Committee reviews each component of executive compensation annually. As an executive’s level of responsibility increases, a greater portion of his or her potential total compensation is based on performance incentives and less on salary and employee benefits, causing potentially greater variability in the individual’s absolute compensation level from year to year.

      Base Salary. The Compensation Committee establishes annual base salary levels for executives based on competitive survey data, level of experience, position and responsibility, the prior year’s corporate performance and individual recommendations of executive management.

      Incentive Compensation Plan. The Compensation Committee has approved a performance-based executive compensation plan (the “Incentive Compensation Plan”). The Compensation Committee awarded bonuses for 2003 using the criteria as set forth in that plan. The total pool of monies available for bonuses was set based on the Compensation Committee’s assessment of 2003 performance. After reviewing the Company’s 2003 performance, the executives’ individual performance and information provided by the independent compensation consulting firm, the Compensation Committee approved bonuses for the executive officers.

      Stock Awards. For 2003, the Compensation Committee approved stock option awards for the executive officers, including the Named Officers (as defined below). These awards were made in recognition of the performance of the Company and the contributions made by the officers in achieving this level of performance.

      2003 Chief Executive Officer Compensation. Ms. Dávila, in her capacity as Chief Executive Officer, participated in the same compensation programs as the other Named Officers. The Compensation Committee has targeted Ms. Dávila’s total compensation, including compensation derived from the Incentive Compensa-

tion Plan and the stock option plan, at a level it believes is competitive with the average amount paid by the Company’s competitors and companies with which the Company competes for executive talent. Ms. Dávila’s salary was increased to $453,000 for 2003. Ms. Dávila received an Incentive Compensation Plan award in recognition of the achievements of the Company during 2003 and of her contributions to those achievements.

Submitted by the Compensation Committee

of the Company’s Board of Directors:

Laureen DeBuono

Glendon E. French
John W. Galiardo
Jay T. Holmes
Richard B. Sayford

Compensation of Named Executives

      Summary Compensation Table. The following table summarizes the total compensation earned by or paid to the Chief Executive Officer and the four other most highly compensated executive officers having total cash compensation for 2003 in excess of $100,000 (collectively, the “Named Officers”) for services rendered to the Company during each of the last three fiscal years.

					Long-Term
					Compensation
					Awards
		Annual Compensation
					Number of Shares	All Other
Name and Principal Position	Year	Salary(1)	Bonus(2)		Underlying Options	Compensation(3)

Elizabeth H. Dávila	2003	$453,000	$364,000		225,000	$9,414
Chairman of the Board and	2002	420,000	336,000		225,000	9,456
Chief Executive Officer	2001	390,000	175,000		1,025,000	7,923
Douglas H. Post	2003	287,000	215,000		200,000	9,414
President and Chief Operating	2002	250,000	125,000		62,500	9,385
Officer	2001	240,000	80,000		90,000	7,234
Timothy R. Maier	2003	270,000	165,000		50,000	9,383
Executive Vice President and	2002	250,000	125,000		62,500	9,385
Chief Financial Officer	2001	240,000	80,000		60,000	7,234
John F. Runkel, Jr.	2003	270,000	150,000		37,500	9,383
Vice President, General Counsel	2002	250,000	100,000		30,000	9,385
and Corporate Secretary	2001	213,000	160,000	(4)	60,000	6,873
Carol F.H. Harner	2003	240,000	105,000		80,000	9,324
Senior Vice President, Research	2002	218,000	88,000		30,000	9,289
and Development	2001	210,000	55,600		40,000	7,923

(1)	No compensation is paid to officers of the Company for services rendered as directors.

(2)	Includes bonuses earned in the designated year but paid the following year.

(3)	Includes premiums paid by the Company for Group Term Life Insurance and, for fiscal year 2001, the Company’s contribution of $6,375 under its 401(k) Plan matching program; for fiscal year 2002, the Company’s contribution of

$7,500 under its 401(k) Plan matching program; and, for fiscal year 2003, the Company’s contribution of $7,500 under its 401(k) Plan matching program.

(4)	Includes signing bonus paid in 2001.

     Option Grants in Last Fiscal Year. The table below provides details regarding stock options granted to the Named Officers in 2003, and the potential realizable value of those options. The values do not take into account risk factors such as non-transferability and limits on exercisability. In assessing these values it should be kept in mind that no matter what theoretical value is placed on a stock option on the date of grant, its ultimate value will depend on the market value of the Company’s stock at a future date.

		Percent of
	Number of	Total	Market
	Shares	Options	Price
	Underlying	Granted to	on the	Exercise		Grant Date
	Options	Employees in	Date of	Price	Expiration	Present
Name	Granted(1)	Fiscal Year	Grant	per Share	Date	Value(2)

Elizabeth H. Dávila	225,000	14.5%	$8.03	$8.03	03/03/13	$1,061,627.78
Douglas H. Post	50,000	3.2%	8.03	8.03	03/03/13	235,917.19
	150,000	9.7%	22.12	22.12	07/23/13	1,981,741.88
Timothy R. Maier	50,000	3.2%	8.03	8.03	03/03/13	235,917.19
John F. Runkel, Jr.	37,500	2.4%	8.03	8.03	03/03/13	176,938.12
Carol F.H. Harner	30,000	1.9%	8.03	8.03	03/03/13	141,550.32
	50,000	3.2%	21.06	21.06	08/27/13	628,968.55

(1)	Options granted in 2003 have a ten-year term and vest 25% on the first anniversary of the grant date, and ratably thereafter at the rate of 1/48 of the total grant per month for three years. The exercisability of the options is automatically accelerated upon a change in control of the Company.

(2)	The fair value of each stock option is estimated on the date of grant using the Black-Scholes option pricing model in accordance with Statement of Financial Accounting Standards No. 123. The following weighted average assumptions were used to value stock options granted in 2003: risk-free interest rate of 2.50%, expected volatility of 75%, no expected dividends, and an expected life of 4.40 years beyond the vesting date for each year’s vesting increment of an option.

      Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Values. The following table provides information with respect to option exercises in 2003 by the Named Officers and the value of such officers’ unexercised options as of December 31, 2003. The values for “in-the-money” options represent the spread between the exercise price of any such existing stock options and the year-end price of common stock.

			Number of Shares		Value of Unexercised
			Underlying Unexercised		In-the-Money Options at
	Shares		Options at Fiscal Year-End		Fiscal Year-End(2)
	Acquired on	Value
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Elizabeth H. Dávila	160,000	$2,700,663	1,395,107	650,001	$10,844,507	$6,556,172
Timothy R. Maier	50,000	958,464	546,127	103,439	4,880,356	1,156,854
Douglas H. Post	7,000	136,456	207,061	259,898	1,767,367	1,469,480
John F. Runkel, Jr.	32,500	333,978	25,000	70,000	215,888	849,913
Carol F.H. Harner	65,900	836,349	78,014	109,167	22,365	774,715

(1)	Market value of underlying shares at the exercise date minus the exercise price.

(2)	Value of unexercised options is based on the price of the last reported sale of the Company’s common stock on the New York Stock Exchange of $23.15 per share on December 31, 2003 (the last trading day for fiscal 2003), minus the exercise price.

Employment Arrangements and Change of Control Severance Agreements

      The Company has entered into Change of Control Severance Agreements (the “Severance Agreements”) with each of the Named Officers. The Severance Agreements provide, among other things, that if the Named Officer’s employment is terminated other than for cause within two years after a change of control of the Company, the Named Officer is entitled to receive a lump sum severance payment equal to three times the Named Officer’s annual base salary and bonus. In addition, pursuant to the terms of the documents governing the grants of options under the Company’s option plans, all outstanding unvested options as of the date of a change of control, including options held by the Named Officers, become fully vested and exercisable upon the occurrence of a change of control.

PERFORMANCE GRAPH

      The SEC requires the Company to include in this Proxy Statement a line-graph presentation comparing cumulative, five-year stockholder returns on an indexed basis with a broad equity market index and either a nationally recognized industry standard or an index of peer companies selected by the Company. The following graph assumes that $100 was invested on December 31, 1998 (the last trading day of that year) in the Company’s common stock and each of the comparative markets, and that all dividends were reinvested. The stock price performance shown on the graph is not necessarily indicative of future price performance.

      The following graph compares the performance of the Company’s common stock with the performance of the Standard & Poor’s Health Care Equipment Index (previously known as the Standard & Poor’s Biotechnical and Medical Products Group Index) and the New York Stock Exchange (U.S. Composite) Index. The Company’s stock began trading on the New York Stock Exchange on September 7, 2000.

TOTAL RETURN TO STOCKHOLDERS

(Assumes $100 investment on 12/31/98)

Total Return Analysis	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03

VISX, Inc.	$100.00	$236.73	$47.76	$60.61	$43.82	$105.90
S&P Medical Products	$100.00	$158.74	$228.98	$216.21	$216.61	$304.57
NYSE Composite	$100.00	$109.15	$110.25	$98.99	$79.37	$102.23

Source:	CTA Public Relations www.ctapr.com (303) 665-4200. Data from BRIDGE Information Systems, Inc.

Due to the reconfiguration of all S&P Indices in January 2002, the S&P Biotechnical and Medical Products Group Index is now called the S&P Health Care Equipment Index.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company’s common stock as of April 1, 2004 by (1) each person known to the Company to own more than 5% of the issued and outstanding common stock, (2) each of the Company’s directors, (3) each of the Named Officers, and (4) all directors, nominees and officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

	Common		Approximate
	Stock		Percent
	Beneficially		Beneficially
Beneficial Owner	Owned		Owned

Waddell & Reed Investment Management Company	3,614,564	(1)	7.45%
6300 Lamar Avenue Overland Park, Kansas 66202
FMR Corp.	3,324,200	(2)	6.85%
82 Devonshire Street Boston, MA 02109
Elizabeth H. Dávila	1,536,877	(3)	3.17%
Laureen De Buono	13,125	(4)	†
Glendon E. French	55,500	(5)	†
John W. Galiardo	92,140	(6)	†
Carol F.H. Harner	94,054	(7)	†
Jay T. Holmes	111,980	(8)	†
Timothy R. Maier	608,557	(9)	1.25%
Gary S. Petersmeyer	23,987	(10)	†
Douglas H. Post	235,468	(11)	†
John F. Runkel, Jr.	45,146	(12)	†
Richard B. Sayford	46,300	(13)	†
All directors and officers as a group (17 persons)	3,450,821	(14)	7.11%

†	Represents less than 1% of the Company’s outstanding common stock.

(1)	The number of shares beneficially owned is as of December 31, 2003, pursuant to a Schedule 13G filed by Waddell & Reed Financial, Inc. with the SEC on January 30, 2004. The address of Waddell & Reed Financial, Inc. is 6300 Lamar Avenue, Overland Park, KS 66202.

(2)	The number of shares beneficially owned is as of December 31, 2003, pursuant to a Schedule 13G filed by FMR Corp. with the SEC on February 16, 2004. FMR Corp. possesses sole voting power with respect to 238,300 shares and sole dispositive power with respect to 3,324,200 shares. The address of FMR Corp. is 82 Devonshire Street, Boston, MA 02109.

(3)	Ms. Dávila’s total includes options to purchase 1,505,732 shares that will be exercisable by May 31, 2004.

(4)	Ms. De Buono’s total includes options to purchase 13,125 shares that will be exercisable by May 31, 2004.

(5)	Mr. French’s total includes options to purchase 55,500 shares that will be exercisable by May 31, 2004.

(6)	Mr. Galiardo’s total includes options to purchase 88,140 shares that will be exercisable by May 31, 2004.

(7)	Dr. Harner’s total includes options to purchase 94,054 shares that will be exercisable by May 31, 2004.

(8)	Mr. Holmes’ total includes options to purchase 108,500 shares that will be exercisable by May 31, 2004.

(9)	Mr. Maier’s total includes options to purchase 575,553 shares that will be exercisable by May 31, 2004. Mr. Maier resigned his position as Executive Vice President and Chief Financial Officer of the Company effective March 1, 2004. He will continue to be employed by the Company on a part-time basis as an advisor to the Company’s Chief Executive Officer through May 31, 2004, at which time his employment with the Company will terminate.

(10)	Mr. Petersmeyer’s total includes options to purchase 16,630 shares that will be exercisable by May 31, 2004.

(11)	Mr. Post’s total includes options to purchase 222,695 shares that will be exercisable by May 31, 2004.

(12)	Mr. Runkel’s total includes options to purchase 42,812 shares that will be exercisable by May 31, 2004.

(13)	Mr. Sayford’s total includes options to purchase 45,500 shares that will be exercisable by May 31, 2004.

(14)	The total includes options to purchase an aggregate of 3,313,211 shares held by non-employee directors and officers that will be exercisable by May 31, 2004.

EQUITY COMPENSATION PLAN INFORMATION

      The following table gives information about the Company’s common stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s existing equity compensation plans as of December 31, 2003. The table does not include the additional shares that may be issuable pursuant to the 2000 Stock Plan that is the subject of proposal number 2 of this Proxy Statement.

	(a)	(b)	(c)

			Number of Securities
			Remaining Available for
	Number of		Future Issuance Under
	Securities to be Issued	Weighted Average	Equity Compensation
	Upon Exercise of	Exercise Price of	Plans (excluding
	Outstanding Options,	Outstanding Options,	securities reflected
Plan Category	Warrants and Rights	Warrants and Rights	in column (a))

Equity compensation plans approved by security holders(1)	7,419,256	$18.83	2,426,248
Equity compensation plans not approved by security holders(2)	1,580,981	$12.78	0
Total(3)	9,000,237	$17.77	2,426,248

(1)	These plans include the 1995 Director Option and Stock Deferral Plan and 2000 Stock Plan.

(2)	The 2001 Nonstatutory Stock Option Plan (the “2001 Stock Plan “) was adopted by the Company’s Board of Directors on January 23, 2001. The 2001 Stock Plan permitted the grant of nonstatutory stock options to employees and consultants who were not officers of the Company. Options granted under the 2001 Stock Plan generally had a term of 10 years and vested over a period of four years following the date of grant. The Board of Directors, or a committee appointed by the Board of Directors, administered the 2001 Stock Plan. The Board of Directors could amend or terminate the 2001 Stock Plan at any time, but any such action that adversely affected any option then outstanding under the 2001 Stock Plan required the consent of the holder of the option. On the date of the Company’s 2003 Annual Meeting of Stockholders, the 2001 Stock Plan was terminated for purposes of making additional grants.

(3)	Included in these amounts are stock options that remain outstanding and that were granted under five terminated stock option plans.

PROPOSAL NO. 2

AMENDMENT TO ADD 800,000 SHARES TO 2000 STOCK PLAN

General

      Our 2000 Stock Plan was adopted by our Board of Directors and approved by our stockholders and currently provides for: (i) the granting to employees (including officers and employee directors) of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) the granting to employees, members of the Board of Directors and consultants of nonstatutory stock options, stock appreciation rights (“SARs”) or restricted stock awards. Currently, a total of 5,500,000 shares of our common stock are reserved for issuance under the 2000 Stock Plan. As of March 31, 2004, a total of 1,165,400 Plan shares remained available for future grant.

Proposal

      On February 12, 2004, the Board of Directors adopted, subject to stockholder approval, an amendment to the 2000 Stock Plan to increase the number of shares under the Plan by 800,000 shares.

Summary of the 2000 Stock Plan

      The following summary of the 2000 Stock Plan as currently in effect is qualified in its entirety by the specific language of the 2000 Stock Plan, a copy of which is attached as Appendix A to this Proxy Statement.

      Purpose. Our Board of Directors adopted the 2000 Stock Plan to enable our employees, consultants and Board members to own shares and take advantage of the tax benefits allowed to employer stock plans under the Internal Revenue Code of 1986.

      Shares reserved for issuance under the Plan. 5,500,000 shares have been reserved under the Plan since its inception. Of these, as of March 31, 2004:

•	1,165,400 shares of common stock remained available for issuance under the Plan.

•	Options to purchase approximately 4,147,106 shares of common stock were outstanding under the Plan, with a weighted exercise price of $16.57 per share.

•	No SARs have been issued under the Plan.

•	No Restricted Stock awards have been issued under the Plan.

      If this proposal is approved, an additional 800,000 shares will become available for issuance under the Plan.

      Under the current plan, no more than 10% of the shares issuable under the 2000 Stock Plan on May 23, 2003 (250,684 shares), the date of our 2003 Annual Meeting of Stockholders, may be granted pursuant to restricted stock awards with a purchase price that is less than 100% of fair market value. Moreover, no more than 10% of the shares issuable under the 2000 Stock Plan on May 23, 2003 (250,684 shares) may be granted pursuant to SARs with an exercise price that is less than 100% of fair market value.

      If this proposal is approved, an additional 80,000 shares (a total of up to 330,684 shares) may be granted pursuant to restricted stock awards with a purchase price that is less than 100% of fair market value. Moreover, an additional 80,000 shares (a total of up to 330,684 shares) may be granted pursuant to SARs with an exercise price that is less than 100% of fair market value.

      We will adjust the number of shares available for grant under the 2000 Stock Plan (and any outstanding options and the per-person numerical limits on options and SARs and the numerical limits on discount restricted stock awards and SARs) as appropriate to reflect any stock splits, stock dividends, recapitalizations or other changes to our capital structure.

      Plan Administration. A committee (the “Committee”) appointed by the Board of Directors administers the Plan. The Committee consists of at least two directors who are “nonemployee directors” under Rule 16b-3 of the Securities Exchange Act of 1934 and “outside directors” under Section 162(m) of the Code. The Committee has final authority to interpret any provision of the Plan or any grant made under the Plan.

      Eligibility. Employees, consultants and members of the Board of Directors, as well as the employees and consultants of our parent or subsidiaries are eligible to receive nonstatutory stock options (“NSOs”), and restricted stock awards and SARs. Only our employees or employees of any parent or subsidiaries are eligible to receive incentive stock options (“ISOs”). The Committee selects the employees, consultants and Board members who receive options under the Plan.

      Description of Options. Subject to the limitations of the Plan, the Committee has discretion to determine the terms of each option and the number of shares covered by each option, except that no single participant may receive options or SARs with an exercise price equal to at least 100% of fair market value on the date of grant that cover more than a total of 500,000 shares during any fiscal year. However, in connection with his or her initial service, the Committee may grant a participant fair market value options or SARs to purchase up to an additional 500,000 shares that will not count against the 500,000 share limit described above. Also, the total fair market value of the shares (as of the date of grant) with respect to which ISOs are exercisable for the first time by any participant during any calendar year (under all of our plans and our affiliates’ plans) may not exceed $100,000.

      Description of Restricted Stock Awards. Restricted stock awards are shares of the Company’s common stock that may be fully vested or may vest in accordance with terms and conditions established by the Committee. Unvested shares are subject to forfeiture, or if the Awards were originally purchased, to the

Company’s right of repurchase. The number of shares subject to a stock award granted to a participant is determined by the Committee. The grant or vesting of a restricted stock award may be subject to the attainment of performance-based milestones, as determined by the Committee. The Committee may not discretionarily accelerate the vesting of any restricted stock award except in circumstances it determines to be extraordinary or non-recurring.

      Description of Stock Appreciation Rights. A stock appreciation right is the right to the appreciation in value of the Company’s common stock over the exercise price of the stock. The Company can pay the appreciation in either cash or in shares of the Company’s common stock. Stock appreciation rights become exercisable at the times and on the terms established by the Committee. The exercise of a stock appreciation right, whether paid in cash or stock, results in the net amount distributed (or, in the event of a cash payout, its share equivalent) being reduced from the number of shares thereafter issuable under the 2000 Stock Plan.

      Type of Stock Option Grants Permitted. The Plan permits us to grant ISOs and NSOs. After we grant an option, the principal differences to the participant between an ISO and a NSO relate to federal income tax consequences.

      Term of Plan. The Plan is currently scheduled to expire in 2010.

      Written Agreements. A written agreement between the service provider and us represents each award that the Committee grants under the Plan. The award agreement includes the following information:

•	The exercise or purchase price (if any, for discounted SARs and restricted stock);

•	The expiration date;

•	The number of shares covered by the award;

•	Any conditions to the exercise or vesting; and

•	Any other terms and conditions, consistent with the Plan, that the Committee determines in its sole discretion.

      An option agreement also will specify whether the option is an ISO or an NSO.

      Option Exercise Price. The Committee determines the option exercise price of each option. However, the exercise price may not be less than 100% of the fair market value of the shares on the date of grant. For 10% stockholders, the exercise price for an ISO may not be less than 110% of the fair market value on the date of grant. The Committee determines the fair market value as provided in the Plan, but fair market value generally is the closing sale price of the Shares on the applicable date.

      SAR and Restricted Stock Exercise or Purchase Price. The Committee determines the SAR exercise price and the purchase price, if any, of any restricted stock award. Subject to the overall Plan limitation on discounted SAR and restricted stock awards, the exercise price may be less than the fair market value of the shares on the date of grant.

      Vesting of Options and SARs. Each award vests at the time or times and under the restrictions and conditions that the Committee determines in its discretion. After an award has been granted, the Committee may accelerate its vesting.

      Restricted Stock Vesting. Unless the Committee determines otherwise, and subject to other terms of the Plan (i) any restricted stock award that is subject to performance-based milestones shall not vest sooner than the first anniversary of the date of grant and (ii) any restricted stock award that is not subject to performance-based milestones shall vest over a minimum of three years. The Committee may not discretionarily accelerate the vesting of any restricted stock award except in circumstances it determines to be extraordinary or non-recurring.

      Effect of Dissolution or Liquidation. In the event of a proposed dissolution or liquidation of the Company, all outstanding options and SARs will automatically terminate immediately prior to the consummation of the dissolution or liquidation. The Committee may in its discretion, however, accelerate the vesting of any option, SAR or restricted stock award under the Plan in such event.

      Effect of Merger or Asset Sale. If there is a proposed sale of all or substantially all of our assets, or a merger with or into another corporation, the successor corporation (or a parent or subsidiary of the successor corporation) may assume or substitute each outstanding option, SAR or restricted stock award. In the event that the successor corporation does not agree to assume or substitute the outstanding awards, the awards will become fully vested and exercisable even as to shares which otherwise would not be vested or exercisable.

      Effect of a Change of Control. In the event of a change of control, each outstanding award shall vest 100%, including as to any performance-based vesting or grant limitations.

      Expiration. The Committee determines all expiration provisions that apply to awards. In the case of options, the term may not exceed ten years from the date of grant.

      Upon the termination of an optionholder’s employment, consulting or Board member relationship with us, he or she may exercise his or her option to the extent it was exercisable at the date of termination for a period of time the Committee determines, but in no event after the expiration of the original term of the option. In the case of an ISO, the period for exercise following termination may not exceed 90 days (or one year if the termination is the result of death or disability). An employment, consulting or Board member relationship will not be considered terminated in the event of certain leaves of absence or transfers between our affiliated entities and us. In addition, if an employee’s status with us changes from employee to consultant or Board member, any unexercised ISO held automatically converts to an NSO on the 91st day after the change of status.

      No Repricing; Amendment and Termination. The Board may at any time amend or terminate the Plan, provided that the Board may not, without stockholder approval, (i) amend the Plan to permit the repricing, including by way of exchange, of any Option, SAR or Restricted Stock Award, (ii) materially increase the benefits accruing to any Optionee under the Plan, (iii) materially increase the number of securities which may be issued under the Plan, or (iv) materially modify the requirements for participation in the Plan.

Accounting Treatment

      Currently, employee options with purchase prices at or above fair market value on the grant date typically do not result in any direct charge to our reported earnings. However, the fair value of these awards is required to be disclosed in the notes to our financial statements. We must also disclose, in the notes to our financial statements, the pro forma impact these awards would have on our reported earnings and earnings per share if the fair value of the awards at the time of grant was treated as a compensation expense.

      Currently, employee awards with purchase prices below fair market value on the grant date result in a direct compensation expense that is typically equal to the “spread,” i.e., the difference between the purchase price and the fair market value on the grant date. Typically, this expense is amortized over our earnings over the award’s vesting period.

      The Financial Accounting Standards Board intends to require mandatory expensing for equity awards for fiscal years commencing after December 15, 2004. In such event, we expect that all Plan awards will result in direct charges to our reported earnings.

U.S. FEDERAL INCOME TAX CONSEQUENCES

      Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Long-term capital gains are grouped and netted by holding periods. Net capital gains tax on assets held for more than twelve months is currently capped at 15%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also our officer, director, or 10% stockholder. We are generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

      Nonstatutory Stock Options. An optionee generally does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by our employee is subject to tax withholding by us. We are generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gain tax on assets held for more than twelve months is capped at 15%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. Different rules may apply if the purchaser is our officer, director, or 10% stockholder.

      Stock Appreciation Rights. SARs are generally subject to the same taxation as NSOs.

      Restricted Stock Awards. If the stock award is subject to vesting, then unless the participant elects to be taxed at the time of receipt of the award, the participant will not have taxable income upon the receipt of the award, but upon vesting will recognize ordinary income equal to the fair market value of the shares or cash at the time of vesting. As the shares vest, the participant will recognize ordinary income equal to the difference between the fair market value of the shares at the date of vesting and the purchase price. Any gain or loss recognized upon any later disposition of the shares generally will be capital gain or loss.

      The foregoing is only a summary of the effect of federal income taxation upon participants and us with respect to the grant and exercise of options and SARs and the grant and vesting of restricted stock awards under the 2000 Stock Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not purport to be complete, and does not discuss the tax consequences of the employee’s or consultant’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

PARTICIPATION IN THE 2000 STOCK PLAN

      The grant of options under the 2000 Stock Plan to employees, including our Named Officers, is subject to the discretion of the Committee. As of the date of this proxy statement, there has been no determination by the Committee with respect to future awards under the 2000 Stock Plan. Non-employee directors are eligible to participate in the 2000 Stock Plan. The following table sets forth information with respect to the grant of options to the Named Officers, all current executive officers as a group, all non-employee directors as a group and all other employees as a group during fiscal 2003, each pursuant to the 2000 Stock Plan. The closing price of one share of our common stock on the New York Stock Exchange as of March 31, 2004 was $19.52.

	Number of
	Securities	Exercise Price
Name of Individual and Position	Underlying Options	($ per Share)

Elizabeth H. Dávila	225,000	8.03000
Douglas H. Post	50,000	8.03000
	150,000	22.12000
Timothy R. Maier(1)	50,000	8.03000
John F. Runkel, Jr.	37,500	8.03000
Carol F.H. Harner	30,000	8.03000
	50,000	21.06000
All executive officers as a group	795,000	12.18582	(2)
All non-employee directors as a group	-0-	N/A
All non-executive officer employees as a group	137,250	20.50847	(2)

(1)	Mr. Maier resigned his position as Executive Vice President and Chief Financial Officer of the Company effective March 1, 2004. He will continue to be employed by the Company on a part-time basis as an advisor to the Company’s Chief Executive Officer through May 31, 2004, at which time his employment with the Company will terminate.

(2)	Represents a weighted average per share exercise or purchase price.

Vote Required and Board of Directors’ Recommendation

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NUMBER 2. The affirmative vote of a majority of the shares of common stock of the Company represented in person or represented by proxy at the Annual Meeting and entitled to vote with respect to this proposal will be required to approve the amendment to the 2000 Stock Plan.

PROPOSAL NO. 3

ADOPTION OF THE VISX, INCORPORATED PERFORMANCE INCENTIVE PLAN

General

      The Compensation Committee of our Board of Directors adopted the VISX Performance Incentive Plan (the “PIP”) on February 11, 2004, to be effective on January 1, 2005, subject to stockholder approval. The purposes of the PIP are to motivate key employees to perform to the best of their abilities by tying compensation to performance, and to encourage an employee focus on the Company’s long-term objectives. The PIP addresses these purposes by measuring employee performance over performance periods of not less than one year. Awards under the PIP, in the form of restricted stock, will generally be made at the end of each performance period. All awards of restricted stock under the PIP shall be made pursuant to the Company’s stockholder-approved 2000 Stock Plan, as amended.

Proposal

      We are asking stockholders to approve adoption of the PIP so compensation recognized by participants under the PIP will be fully deductible by the Company. Under Section 162(m) of the Internal Revenue Code, the federal income tax deductibility of compensation paid to the Company’s Chief Executive Officer and to each of its next four most highly compensated executive officers may be limited to the extent that it exceeds $1,000,000 in any one year. The Company can deduct compensation in excess of that amount if the compensation qualifies as “performance-based compensation” under Section 162(m) of the Code.

      For compensation paid under the PIP to qualify as “performance-based compensation,” the provisions of the PIP must meet certain requirements (as described below), and the Company’s stockholders must approve the PIP. If these requirements are met, the Company should be able to receive a federal income tax deduction for compensation recognized under the PIP.

      Below is a summary of the principal provisions of the PIP. We have attached the PIP as Appendix B to this proxy statement. The following description of the PIP is qualified in its entirety by reference to that Appendix.

Summary of PIP

      Administration; Limitation. The Compensation Committee will administer the PIP. Subject to the terms of the PIP, the Compensation Committee has the sole discretion to determine who will receive awards, to determine the amounts, terms and conditions of each award and to construe and interpret the terms and conditions of the PIP. However, no participant may receive an award of more than 100,000 shares under the PIP for any performance period.

      Eligibility. Participation in the PIP is at the discretion of the Compensation Committee. In selecting participants for the PIP, the Compensation Committee will generally choose those employees who the Committee believes are most likely to make significant contributions to the Company’s success. The actual participants, and the number thereof, cannot be determined in advance because eligibility for participation is in the discretion of the Compensation Committee.

      PIP Awards. The Compensation Committee will determine the performance periods under the PIP for measuring participant performance (each a “Performance Period”), provided that no Performance Period may be shorter than a fiscal year. The Compensation Committee will establish for each Performance Period (i) the participants for each Performance Period, (ii) the Performance Goals, based on business criteria, and the target levels of performance for each participant, and (iii) a payout formula or matrix for calculating a participant’s award based on actual performance compared to the pre-established Performance Goals. Performance Goals may be based on one or more of the following business criteria: earnings per share, free cash flow, inventory turns, invested capital, net operating profit after tax, operating cash flow, operating income, profit after tax, profit before tax, return on assets, return on equity, return on sales, revenue, return on invested capital, or total stockholder return.

      The Compensation Committee may set Performance Periods and Performance Goals that differ from participant to participant and from Performance Period to Performance Period. Following each Performance Period, the Compensation Committee will determine the extent to which the Performance Goals for each participant were achieved. The Compensation Committee will determine the actual award (if any) for each participant by the level of actual performance achieved. However, the Compensation Committee retains discretion to eliminate or reduce the actual award made to any participant below that otherwise called for under the applicable formula or matrix. Awards under the PIP are payable in the form of restricted stock grants under the Company’s 2000 Stock Plan. The restricted stock received by participants will generally be subject to vesting restrictions that lapse over the two-year period following the end of the applicable performance period.

      PIP Benefits. Since awards under the PIP will be determined by comparing actual performance to the Performance Goals established by the Compensation Committee, it is not possible to predict the awards that will be made under the PIP for any Performance Period.

      PIP Amendments. The Compensation Committee may amend or terminate the PIP at any time and for any reason. In order to maintain the PIP’s qualification under Section 162(m), certain material amendments of the PIP will require stockholder approval.

Federal Income Tax Information

      A participant who receives an award in the form of restricted stock under the PIP will not have taxable income upon receiving the award, unless he or she elects to be taxed at that time. Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the vested shares.

      The Company generally will be entitled to a tax deduction in connection with an award under the PIP in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income.

      As discussed above, under Section 162(m) of the Internal Revenue Code, the Company is not entitled to a deduction for certain executive compensation in excess of $1,000,000 unless it qualifies as “performance-based compensation” under Section 162(m) of the Code. If stockholders approve the PIP, compensation payable under the PIP is expected to qualify as “performance-based compensation” and should be fully deductible by the Company. If stockholders do not approve the PIP, no awards will be made under the PIP to the Company’s Chief Executive Officer and to each of its next four most highly compensated executive officers.

Vote Required and Board of Directors’ Recommendation

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NUMBER 3. The affirmative vote of a majority of the shares of common stock of the Company represented in person or represented by proxy at the Annual Meeting and entitled to vote with respect to this proposal will be required to adopt the VISX, Incorporated Performance Incentive Plan.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Company is asking the stockholders to ratify the appointment of KPMG LLP as the Company’s independent auditors for the year ending December 31, 2004. KPMG LLP has audited the Company’s financial statements since June 7, 2002. Between January 1, 2002 and June 7, 2002, Arthur Andersen LLP audited the Company’s financial statements. Representatives of KPMG LLP are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to answer appropriate questions.

Fees billed to the Company by its Auditors during 2003

•	Audit Fees:

      Audit fees billed to the Company by KPMG LLP during 2003 for review of the Company’s annual financial statements and those financial statements included in the Company’s quarterly reports on Form 10-Q totaled $259,000.

•	Audit-Related Fees:

      Fees billed to the Company by KPMG LLP during 2003 for audit-related services rendered to the Company totaled $4,000.

•	Financial Information Systems Design and Implementation Fees:

      The Company did not engage KPMG LLP to provide advice to the Company regarding financial information systems design and implementation during 2003.

•	All Other Fees:

      Fees billed to the Company by KPMG LLP during 2003 for all other non-audit services rendered to the Company, including tax-related services, totaled $669,000. This amount consists of $594,000 for tax compliance services and $75,000 for tax consulting services.

Independence and Stockholders’ Ratification of the Selection of KPMG LLP

      The Audit Committee has also considered whether the provision of non-audit services by KPMG LLP was compatible with maintaining the independence of KPMG LLP, and determined that the performance of such non-audit services did not impair the independence of KPMG LLP.

      Stockholder ratification of the selection of KPMG LLP as the Company’s independent public accountants is not required by the Company’s Bylaws or other applicable legal requirement. However, the Audit Committee has determined to retain KPMG LLP subject to stockholder approval and has asked the Board of Directors to submit the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and Board of Directors will consider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors at its discretion may direct the appointment of a different independent auditing firm at any time during the year.

Vote Required and Board of Directors’ Recommendation

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NUMBER 4. Ratification of the appointment of KPMG LLP as the Company’s independent auditors for the year ending December 31, 2004 will require the affirmative vote of a majority of the shares of common stock represented in person or by proxy and entitled to vote with respect to this proposal.

Change of Independent Auditors

      On June 7, 2002, the Company dismissed Arthur Andersen LLP as its independent auditors. This action was approved by the Board of Directors and the Audit Committee of the Board of Directors. The audit reports of Arthur Andersen LLP on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2000 and 2001, did not contain any adverse opinion, disclaimer of opinion or qualification as to uncertainty, audit scope or accounting principles. During the two years ended December 31, 2000 and 2001, and the subsequent interim period through May 20, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make a reference to the subject matter of the disagreement in connection with their reports; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

      On June 7, 2002 the Company engaged KPMG LLP as its new independent auditors. The decision to change accounting firms was approved by the Company’s Board of Directors and the Audit Committee of the Board of Directors. During the years ended December 31, 2000 and 2001, and the subsequent interim period through June 7, 2002, the Company did not consult with KPMG LLP regarding (1) the application of accounting principles to any specified transaction, either completed or proposed, (2) the type of audit opinion that might be rendered on the Company’s financial statements and neither a written report was provided to the Company nor was oral advice provided that KPMG LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (3) any other matters or reportable events that were either the subject of disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction of Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

      The Company requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating that it agreed with the statements set forth above. A copy of such letter dated June 7, 2002 was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on June 7, 2002.

REPORT OF AUDIT COMMITTEE

      The Audit Committee is comprised entirely of independent non-employee directors. The Audit Committee oversees engagement of the Company’s independent auditors, reviews the arrangements for and scope of the audit by the Company’s independent auditors, and reviews and evaluates the Company’s accounting practices and its systems of internal accounting controls. The Audit Committee has reviewed and discussed the Company’s audited financial statements for 2003 with the Company’s management and with the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be considered with the auditors by Statement of Auditing Standards No. 61. The Audit Committee has received written communication and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors their independence from the Company. Based on the foregoing activities, the Audit Committee has recommended to the Board of Directors that the Company’s audited financial statements for the year 2003 be included in the

Company’s report on Form 10-K for such year, which was filed with the Securities and Exchange Commission on March 15, 2004.

Submitted by the Audit Committee

of the Company’s Board of Directors:

Laureen De Buono

Glendon E. French
John W. Galiardo
Jay T. Holmes
Richard B. Sayford

ITEMS NOT CONSTITUTING SOLICITING MATERIAL

      The Compensation Committee and Audit Committee reports included herein shall not constitute “soliciting material” or be deemed to be “filed” with the SEC under the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder.

OTHER MATTERS

Other Matters to be Presented

      The Board of Directors knows of no matters other than the election of directors and ratification of the Company’s independent auditors to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournment or postponement thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

Stockholder Proposals for 2005 Annual Meeting

      Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), stockholder proposals that are intended to be included in the Company’s proxy materials for the 2005 Annual Meeting of Stockholders and presented at that meeting must be received at the executive offices of the Company (3400 Central Expressway, Santa Clara, California 95051-0703, Attention: Office of the Secretary) on or before December 18, 2004, which is 120 calendar days prior to the one-year anniversary of the mailing date of this Proxy Statement and proxy. Stockholders interested in submitting such a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in our 2005 proxy statement.

      In addition, stockholder proposals to be considered at the 2005 Annual Meeting of Stockholders outside the processes of Rule 14a-8 (which are not intended to be included in the proxy materials for the 2005 Annual Meeting of Stockholders) must be delivered to or mailed and received at the executive offices of the Company in accordance with, and by the date specified in, the advance notice provisions of the Company’s Bylaws, which is December 18, 2004 (120 calendar days prior to the one-year anniversary of the mailing date of this Proxy Statement and proxy). Therefore, in order for stockholder proposals made outside of the processes of Rule 14a-8 to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be delivered to or mailed and received at the executive offices of the Company on or before December 18, 2004.

* * * *

If you have any questions or require assistance, please contact:

McKenzie Partners, Inc.

105 Madison Avenue
New York, NY 10016
(800) 322-2885

APPENDIX A

VISX, INCORPORATED

2000 STOCK PLAN

Amended and Restated Effective as of the Date of the 2004 Annual Meeting of Stockholders

      1.     Purposes of the Plan. The purposes of this 2000 Stock Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to such personnel, and

•	to promote the success of the Company’s business.

      Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. The Plan also provides for the grant of Restricted Stock Awards and Stock Appreciation Rights; provided, however, that (i) in no event shall more than 10% of the Shares issuable under the Plan be granted pursuant to SARS with an exercise price that is less than 100% of Fair Market Value, and (ii) in no event shall more than 10% of the Shares issuable under the Plan be granted as Restricted Stock Awards.

      2.     Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options, Stock Awards or Stock Appreciation Rights are, or will be, granted under the Plan.

(c) “Board” means the Board of Directors of the Company.

(d) “Change of Control” means the occurrence of any of the following events:

(i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than the Company, a subsidiary of the Company or a Company employee benefit plan, including any trustee of such plan acting as trustee, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or

(ii) a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the

Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets; or

(iii) a change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are Directors as of the date this Plan is approved by the Board, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors and whose election or nomination was not in connection with any transaction described in (i) or (ii) above or in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(g) “Common Stock” means the common stock of the Company.

(h) “Company” means VISX, Incorporated, a Delaware corporation.

(i) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(j) “Director” means a member of the Board.

(k) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(l) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave, any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(ii) If the Common Stock is quoted on any established stock exchange or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(o) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(p) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(q) “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

(r) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder

(s) “Option” means a stock option granted pursuant to the Plan.

(t) “Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(u) “Optioned Stock” means the Common Stock subject to an Option, SAR or Restricted Stock Award.

(v) “Optionee” means the holder of an outstanding Option, SAR or Restricted Stock Award granted under the Plan.

(w) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(x) “Plan” means this 2000 Stock Plan.

(y) “Restricted Stock” means Shares acquired pursuant to the grant of a Restricted Stock Award under Section 11 below.

(z) “Restricted Stock Award” means an award of Restricted Stock issued pursuant to Section 11 below.

(aa) “Restricted Stock Award Agreement” means a written agreement between the Company and the Employee evidencing the terms and restrictions applying to stock granted under this Plan. The Restricted Stock Award Agreement is subject to the terms and conditions of the Plan.

(bb) “Stock Appreciation Right or SAR” means an award issued pursuant to Section 12 below.

(cc) “Rule 16B-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(dd) “Section 16(b)” means Section 16(b) of the Exchange Act.

(ee) “Service Provider” means an Employee, Director or Consultant.

(ff) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(gg) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3.     Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is six million three hundred thousand (6,300,000) Shares; provided, however, that (i) in no event shall more than 10% of the Shares issuable under the Plan as of May 23, 2003 (the date of the Company’s 2003 Annual Meeting of Stockholders) plus 10% of the Shares approved for addition to the plan on May 13, 2004 (the date of the Company’s 2004 Annual Meeting of Stockholders), a total of 330,684 Shares, be granted pursuant to SARS with an exercise price that is less than 100% of Fair Market Value, and (ii) in no event shall more than 10% of the Shares issuable under the Plan as of May 23, 2003 plus 10% of the Shares approved for addition to the plan on May 13, 2004, a total of 330,684 Shares, be granted as Restricted Stock Awards. The Shares may be authorized, but unissued, or reacquired Common Stock.

      If an Option, SAR or Restricted Stock Award expires or becomes unexercisable without having been exercised in full, or, with respect to a Restricted Stock Award, is forfeited back to or repurchased by the Company, the unpurchased Shares (or for Restricted Stock Awards, the forfeited or repurchased Shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, only Shares actually issued pursuant to an SAR (or in the event of a cash payout, the share equivalent) shall cease to be available under the Plan; all remaining Shares under SARs shall remain available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of either an Option, SAR or Restricted Stock Award shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price or forfeited to the Company, such Shares shall become available for future grant under the Plan.

      4.     Administration of the Plan.

      (a) Procedure.

(i) Multiple Administrative Bodies. Different Committees may administer the Plan with respect to different groups of Service Providers.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m)

of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

      (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value in accordance with Section 2(n) of the Plan;

(ii) to select the Service Providers to whom Options, SARs and Restricted Stock Awards may from time to time be granted hereunder;

(iii) to determine the number of Shares to be covered by each Option, SAR or Restricted Stock Award granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions of any Option, SAR or Restricted Stock Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options, SARs or Restricted Stock Awards may be exercised or granted (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any other restriction or limitation regarding any Option, SAR or Restricted Stock Award or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine, provided that the Administrator may not accelerate vesting of any Restricted Stock Award except in circumstances it determines to be extraordinary or non-recurring;

(vi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

(vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or SAR or the Shares of Restricted Stock that vest that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, and no more in any event. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(ix) to modify or amend each Option (subject to Section 17(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan, provided that the Board may not amend any Option to reduce the exercise price of the option below 100% of the Fair Market Value per Share on the date of grant;

(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option, SAR or Restricted Stock Award previously granted by the Administrator;

(xi) to make all other determinations deemed necessary or advisable for administering the Plan.

      (c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees.

      5.     Eligibility. Nonstatutory Stock Options, SARs and Restricted Stock Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

      6.     Limitations.

      (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

      (b) Neither the Plan nor any Option, SAR or Restricted Stock Award shall confer upon any Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate such relationship at any time, with or without cause.

      (c) The following limitations shall apply to grants of Options and SARs with an exercise price equal to a minimum of 100% of Fair Market Value on the date of grant:

(i) No Service Provider shall be granted, in any fiscal year of the Company, Options or SARs to purchase more than 500,000 Shares.

(ii) In connection with his or her initial service, a Service Provider may be granted Options or SARs to purchase up to an additional 500,000 Shares, which shall not count against the limit set forth in subsection (i) above.

(iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 14.

(iv) If an Option or SAR is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Option or SAR will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

      7.     Term of Plan. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 17 of the Plan.

      8.     Term of Option. The term of each Option shall be stated in the Option Agreement. The term of each Option shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

      9.     Option Exercise Price and Consideration.

      (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator provided that such exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant of such Option. In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

      (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

      (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist (but only to the extent permitted by Applicable Law) entirely of:

(i) cash;

(ii) check;

(iii) promissory note;

(iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;

(vii) any combination of the foregoing methods of payment; or

(viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

      10.     Exercise of Option.

      (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share.

      An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse or a trust for the benefit therefore (so long as such trust may hold the option under Applicable Laws). Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

      Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

      (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the

Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s death. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee’s estate or, if none, by the person(s) entitled to exercise the Option under the Optionee’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      11.     Restricted Stock Awards.

      (a) Grant of Restricted Stock Awards. Subject to the terms and conditions of the Plan, Restricted Stock Awards may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock Award granted to any Service Provider, and (ii) the conditions that must be satisfied, including performance-based milestones, upon which is conditioned the grant or vesting of a Restricted Stock Award.

      (b) Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Restricted Stock Awards granted under the Plan. Restricted Stock Awards shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. Unless otherwise determined by the Administrator and subject to the terms of the Plan (i) any Restricted Stock Award that is subject to performance-based milestones shall not vest sooner than the first anniversary of the date of grant and (ii) any Restricted Stock Award that is not subject to performance-based milestones shall vest over a minimum of three years. The Administrator may require the recipient to sign a Restricted Stock Award Agreement as a condition of the award. The certificates representing the Shares awarded shall bear such legends as shall be determined by the Administrator.

      (c) Restricted Stock Award Agreement. Each Restricted Stock Award grant shall be evidenced by an award agreement that shall specify the purchase price (if any) and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

      12.     Stock Appreciation Rights.

      (a) Grant of SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the number of SARs granted to any Service Provider.

      (b) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan.

      (c) Payment of SAR Amount. Upon exercise of a SAR, an Optionee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the SAR is exercised.

      (d) Payment Upon Exercise of SAR. At the discretion of the Administrator, payment for a SAR may be in cash, Shares or a combination thereof.

      (e) Cash Settlements and Plan Share Allocation. Cash payments of Stock Appreciation Rights as well as Common Stock issued upon exercise of Stock Appreciation Rights shall be applied against the maximum number of Shares that may be issued pursuant to the Plan. The number of Shares to be applied against such maximum number of Shares in such circumstances shall be the number of Shares equal to the amount of the cash payment divided by the Fair Market Value of a Share on the date the Stock Appreciation Right is granted.

      (f) SAR Agreement. Each SAR grant shall be evidenced by an award agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

      (g) Expiration of SARS. A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.

      13.     Non-Transferability of Options, SARS and Restricted Stock Awards. Except as determined otherwise by the Administrator in its discretion, Options, SARs and Restricted Stock Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option, SAR or Restricted Stock Award transferable, such Option, SAR or Restricted Stock Award shall contain such additional terms and conditions as the Administrator deems appropriate.

      14.     Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

      (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, SAR or Restricted Stock Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Option, SARs or Restricted Stock Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, SAR or Restricted Stock Award, as well as the price per share of Stock covered by each such outstanding Option, SAR or Restricted Stock Award, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option, SAR or Restricted Stock Award.

      (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option or SAR until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option or SAR would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option, SAR or Restricted Stock Award or forfeiture rights with respect to Restricted Stock shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or SAR will terminate immediately prior to the consummation of such proposed action.

      (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option, SAR, and Restricted Stock Award shall be assumed or an equivalent option, right or agreement substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that a Restricted Stock Award Agreement is not assumed or substituted by the successor corporation or a Parent or Subsidiary thereof, the Company’s right to return or repurchase of forfeited Shares, including as to performance-based vesting, shall terminate as of the date of the closing of the merger or asset sale and any performance-based grant requirements shall be deemed to have been completely satisfied immediately prior to such date. In the event that the successor corporation or a Parent or Subsidiary thereof refuses to assume or substitute for an Option or SAR, the Optionee shall fully vest in and have the right to exercise the Option or SAR as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable and including any performance-based vesting limitations. If an Option or SAR becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or SAR shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option, SAR or Restricted Stock Award shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option, SAR or Restricted Stock Award immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, SAR or Restricted Stock Award, for each Share of Optioned Stock subject to the Option, SAR or Restricted Stock Award, to be solely Stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Shares in the merger or sale of assets.

      (d) Change of Control. Notwithstanding Section 14(c), in the event of a Change of Control, the Optionee shall fully vest in and have the right to exercise his or her Option or SAR as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable, and any Shares subject to a Restricted Stock Award shall vest 100%, including as to any performance-based vesting or grant limitations. If an award hereunder becomes fully vested and/or exercisable in the event of a Change of Control, the Administrator shall notify the Optionee in writing or electronically that the award is fully vested and/or exercisable.

      15.     Leaves of Absence. In the event of a Service Provider’s leave of absence that is approved by the Company, vesting of Options, SARs and Restricted Stock Awards shall continue during the first 90 days of such leave, but shall cease thereafter until such time, as any, if such Service Provider resumes his or her active duties with the Company or its Parent or Subsidiaries, unless otherwise determined by the Administrator or as required by Applicable Laws. In the event of a Service Provider’s leave of absence that is not approved by the Company, vesting of Options, SARs and Restricted Stock Awards shall cease immediately upon the commencement of such leave until such time, as any, if such Service Provider resumes his or her active duties with the Company or its Parent or Subsidiaries, unless otherwise determined by the Administrator or as required by Applicable Laws.

      16.     Time of Granting Options, SARS and Restricted Stock Awards. The date of grant of an Option, SAR or Restricted Stock Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, SAR or Restricted Stock Award, or such other subsequent date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Option, SAR or Restricted Stock Award is so granted within a reasonable time after the date of such grant.

      17.     Amendment and Termination of the Plan.

      (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan, provided that the Board may not, without stockholder approval, (i) amend the Plan to permit the repricing, including by way of exchange, of any Option, SAR or Restricted Stock Award, (ii) materially increase the benefits accruing to any Optionee under the Plan, (iii) materially increase the number of securities which may be issued under the Plan, or (iv) materially modify the requirements for participation in the Plan.

      (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

      (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options, SARs or Restricted Stock Awards granted under the Plan prior to the date of such termination.

      18.     Conditions Upon Issuance of Shares.

      (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or SAR or the purchase or receipt of Restricted Stock unless the exercise of such Option or SAR or the purchase or receipt of Restricted Stock and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      (b) Investment Representations. As a condition to the exercise of an Option or SAR or the purchase or receipt of Restricted Stock, the Company may require the person exercising such award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

      19.     Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      20.     Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

APPENDIX B

VISX, INCORPORATED

PERFORMANCE INCENTIVE PLAN

(January 1, 2005)

BACKGROUND, PURPOSE AND DURATION

      Effective Date. The Plan is effective as of January 1, 2005, subject to ratification by an affirmative vote of the holders of a majority of the Shares that are present in person or by proxy and entitled to vote at the 2004 Annual Meeting of the Stockholders of the Company.

      Purpose of the Plan. The Plan is intended to increase stockholder value and the success of the Company by (1) motivating key executives to perform to the best of their abilities, and (2) encouraging an executive focus on achieving the Company’s long-term objectives. The Plan’s goals are to be achieved by providing such executives with incentive awards based on the achievement of goals relating to the long-term performance of the Company. The Plan is intended to permit the grant of awards that qualify as performance-based compensation under section 162(m) of the Code.

DEFINITIONS

      The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

      “Actual Award” means, as to any Performance Period, the award (if any) payable in Restricted Stock to a Participant for the applicable Performance Period. Each Actual Award is determined by the Payout Formula for the Performance Period, subject to the Committee’s authority under Section 3.6 to eliminate or reduce the award determined by the Payout Formula.

      “Affiliate” means any corporation or other entity (including, but not limited to, partnerships and joint ventures) controlling or controlled by the Company.

      “Base Amount” means, as to any Performance Period, the base salary actually earned by the Participant during the Performance Period. Such Base Amount shall be before both (a) deductions for taxes or benefits, and (b) deferrals of compensation pursuant to Company-sponsored plans.

      “Board” means the Board of Directors of the Company.

      “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

      “Committee” means the Company’s Compensation Committee.

      “Company” means VISX, Incorporated, a Delaware corporation, or any successor thereto.

      “Determination Date” means the latest possible date that will not jeopardize a Target Award or Actual Award’s qualification as performance-based compensation under section 162(m) of the Code.

      “Earnings Per Share” means, as to any Performance Period, the Company’s or a business unit’s Profit After-Tax, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

      “Employee” means any employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

      “Fiscal Year” means the fiscal year of the Company.

      “Free Cash Flow” means, as to any Performance Period, the Company’s or a business unit’s Operating Cash Flow less capital expenditures, determined in accordance with generally accepted accounting principles.

      “Inventory Turns” means, as to any Performance Period, the percentage equal to the Company’s or a business unit’s, as applicable, annualized cost of goods sold, divided by the Company’s or business unit’s average inventory, determined in accordance with generally accepted accounting principles.

      “Invested Capital” means as to any Performance Period, the Company’s or a business unit’s accounts receivable plus inventory plus prepaids and other current assets less accounts payable less accrued liabilities less other current liabilities plus net property plant & equipment plus goodwill plus other assets plus material asset charges or write-offs during the period, determined in accordance with generally accepted accounting principles.

      “Maximum Award” means, as to any Participant for any Performance Period, 100,000 shares.

      “Net Operating Profit After Tax” means, as to any Performance Period, the Company’s or a business unit’s income after taxes, but before the Company’s or business unit’s, as applicable, interest income or expense, amortization of intangibles, and restructuring or other one-time charges, determined in accordance with generally accepted accounting principles.

      “Operating Cash Flow” means, as to any Performance Period, the Company’s or a business unit’s sum of Profit After-Tax plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally accepted accounting principles.

      “Operating Income” means, as to any Performance Period, the Company’s or a business unit’s income from operations but excluding any unusual items, determined in accordance with generally accepted accounting principles.

      “Participant” means, as to any Performance Period, an Employee who has been selected by the Committee for participation in the Plan for that Performance Period.

      “Payout Formula” means, as to any Performance Period, the formula or payout matrix established by the Committee pursuant to Section 3.4 in order to determine the Actual Awards (if any) to be paid to

Participants. The formula or matrix may differ from Participant to Participant and from Performance Period to Performance Period.

      “Performance Period” means a Fiscal Year, or such longer period as determined by the Committee in its sole discretion.

      “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant for a Target Award for a Performance Period. As determined by the Committee, the Performance Goals for any Target Award applicable to a Participant may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Earnings per Share, (b) Free Cash Flow, (c) Inventory Turns, (d) Invested Capital, (e) Net Operating Profit After Tax, (f) Operating Cash Flow, (g) Operating Income, (h) Profit After Tax, and (i) Profit Before Tax, (j) Return on Assets, (k) Return on Equity, (l) Return on Invested Capital, (m) Return on Sales, (n) Revenue, and (o) Total Stockholder Return. The Performance Goals may differ from Participant to Participant and from award to award. Prior to the Determination Date, the Committee shall determine whether any significant element(s) shall be included in or excluded from the calculation of any Performance Goal with respect to any Participants.

      “Plan” means the VISX, Incorporated Performance Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

      “Profit After Tax” means, as to any Performance Period, the Company’s or a business unit’s income after taxes, determined in accordance with generally accepted accounting principles.

      “Profit Before Tax” means, as to any Performance Period, the Company’s or a business unit’s income before taxes, determined in accordance with generally accepted accounting principles.

      “Restricted Stock” means Shares granted to a Participant pursuant to a “Restricted Stock Award” under the Company’s 2000 Stock Plan.

      “Return on Assets” means, as to any Performance Period, the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

      “Return on Equity” means, as to any Performance Period, the percentage equal to the Company’s Profit After-Tax divided by average stockholder’s equity, determined in accordance with generally accepted accounting principles.

      “Return on Invested Capital” means, as to any Performance Period, the Company’s or a business unit’s Net Operating Profit After Tax divided by Company’s or business unit’s, as applicable, average invested capital, determined in accordance with generally accepted accounting principles.

      “Return on Sales” means, as to any Performance Period, the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by the Company’s or the business unit’s, as applicable, Revenue, determined in accordance with generally accepted accounting principles.

      “Revenue” means, as to any Performance Period, the Company’s or business unit’s net sales, determined in accordance with generally accepted accounting principles.

      “Shares” means shares of the Company’s common stock.

      “Target Award” means the target award payable under the Plan to a Participant for the Performance Period, expressed as a percentage of his or her Base Amount, as determined by the Committee in accordance with Section 3.3.

      “Termination of Employment” means a cessation of the employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability, retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate.

      “Total Stockholder Return” means, as to any Performance Period, the total return (change in share price plus reinvestment of any dividends) of a Share.

SELECTION OF PARTICIPANTS AND DETERMINATION OF AWARDS

      Selection of Participants. The Committee, in its sole discretion, shall select the Participants for any Performance Period. Participation in the Plan is in the sole discretion of the Committee, and on a Performance Period by Performance Period basis. Accordingly, an Employee who is a Participant for a given Performance Period in no way is guaranteed or assured of being selected for participation in any subsequent Performance Period.

      Determination of Performance Goals. The Committee, in its sole discretion, shall establish the Performance Goals for each Participant for the Performance Period. Such Performance Goals shall be set forth in writing.

      Determination of Target Awards. The Committee, in its sole discretion, shall establish a Target Award for each Participant. Each Participant’s Target Award shall be determined by the Committee in its sole discretion, and each Target Award shall be set forth in writing.

      Determination of Payout Formula or Formulae. On or prior to the Determination Date, the Committee, in its sole discretion, shall establish a Payout Formula or Formulae for purposes of determining the Actual Award (if any) payable to each Participant. Each Payout Formula shall (a) be in writing, (b) be based on a comparison of actual performance to the Performance Goals, (c) provide for the payment of a Participant’s Target Award if the Performance Goals for the Performance Period are achieved, and (d) provide for an Actual Award greater than or less than the Participant’s Target Award, depending upon the extent to which actual performance exceeds or falls below the Performance Goals. Notwithstanding the foregoing, in no event shall a Participant’s Actual Award for any Performance Period exceed his or her Maximum Award. No award shall be deemed earned for any purposes until determined pursuant to this Section.

      Date for Determinations. The Committee shall make all determinations under Section 3.1 through 3.4 on or before the Determination Date.

      Determination of Actual Awards. After the end of each Performance Period, the Committee shall certify in writing the extent to which the Performance Goals applicable to each Participant for the Performance Period were achieved. The Actual Award for each Participant shall be determined by applying the Payout Formula to the level of actual performance that has been certified by the Committee.

Notwithstanding any contrary provision of the Plan, the Committee, in its sole discretion, may (a) eliminate or reduce the Actual Award payable to any Participant below that which otherwise would be payable under the Payout Formula, and (b) determine what Actual Award, if any, will be paid in the event of a Termination of Employment prior to the end of the Performance Period.

PAYMENT OF AWARDS

      Timing of Payment. Payment of each Actual Award shall be made as soon as administratively practicable, but in no event later than 90 days after the end of the Performance Period during which the Award was earned.

      Form of Payment. Each Actual Award shall be paid in Restricted Stock.

      Payment in the Event of Death. If a Participant dies prior to the payment of an Actual Award earned by him or her prior to death, as determined by the Committee in its discretion, for a prior Performance Period, the Award shall be paid to his or her estate.

ADMINISTRATION

      Committee is the Administrator. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) members of the Board. The members of the Committee shall be appointed from time to time by, and serve at the pleasure of, the Board. Each member of the Committee shall qualify as an “outside director” under section 162(m) of the Code. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.

      Committee Authority. It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees shall be granted awards, (b) prescribe the terms and conditions of awards, (c) interpret the Plan and the awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules.

      Decisions Binding. All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

GENERAL PROVISIONS

      Tax Withholding. The Company shall withhold all applicable taxes from any Actual Award or, if appropriate, the vesting thereof, including any federal, state and local taxes (including, but not limited to, the Participant’s FICA and SDI obligations).

      Rule 10b5-1 Trading Plans; Stock Withholding. Each Participant shall: (1) establish a stock trading plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, which shall provide for the sale of a sufficient number of Shares, and the remittance of the funds from such sale to the Company, to cover any tax withholding obligations of the Company in connection with the grant or vesting of any Actual Award, or (2) shall appropriately modify an existing Rule 10b5-1 plan to provide for such sale of Shares and remittance of funds. In the event that a Participant does not establish or modify a Rule 10b5-1 plan in accordance with the preceding sentence, the Company shall withhold from the grant or vesting of any Actual Award that number of Shares having a “Fair Market Value” (as such term is defined in the Company’s 2000 Stock Plan) equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the taxes are to be withheld.

      No Effect on Employment. Employment with the Company and its Affiliates is on an at-will basis only. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, with or without cause or notice. Furthermore, the Company expressly reserves the right, which may be exercised at any time and without regard to when during a Performance Period such exercise occurs, to terminate any individual’s employment with or without cause, and to treat him or her without regard to the effect which such treatment might have upon him or her as a Participant. For purposes of the Plan, transfers of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Employment.

      Participation. No Employee shall have the right to be selected to receive an award under this Plan, or, having been so selected, have the right to be selected to receive a future award.

      Successors. All obligations of the Company under the Plan, with respect to awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

      Beneficiary Designations. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any earned but unpaid award shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any earned benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

      Nontransferability of Awards. No award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 6.6. All rights with respect to an award granted to a Participant shall be available during his or her lifetime only to the Participant.

AMENDMENT, TERMINATION AND DURATION

      Amendment, Suspension or Termination. The Board, in its sole discretion, may suspend, amend or terminate the Plan, or any part thereof, at any time and for any reason, explicitly including as to any Target

Award theretofore granted to such Participant. No award may be granted during any period of suspension or after termination of the Plan.

      Duration of the Plan. The Plan shall commence on the date specified herein, and subject to Section 7.1 (regarding the Board’s right to amend or terminate the Plan), shall remain in effect thereafter.

LEGAL CONSTRUCTION

      Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

      Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      Requirements of Law. The granting of awards under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

      Governing Law. The Plan and all awards shall be construed in accordance with and governed by the laws of the State of California, but without regard to its conflict of law provisions.

      Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

SIGN, DATE AND MAIL YOUR PROXY TODAY

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE

     STOCKHOLDERS ARE URGED TO DATE, SIGN AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

YOUR VOTE IS VERY IMPORTANT TO US.

     WE RECOMMEND A VOTE “FOR” THE ELECTION OF DIRECTORS AND EACH OF THE FOLLOWING PROPOSALS

1. To elect the following seven Directors:

Nominees:

(01) Elizabeth H. Dávila	For ☐	Withhold ☐
(02) Laureen De Buono
(03) Glendon E. French
(04) John W. Galiardo
(05) Jay T. Holmes
(06) Gary S. Petersmeyer
(07) Richard B. Sayford

For all nominees except as noted above

2.	To approve an amendment to the 2000 Stock Plan	For ☐	Against ☐	Abstain ☐

3.	To approve the VISX Performance Incentive Plan	For ☐	Against ☐	Abstain ☐

4.	To ratify the appointment of independent public accountants	For ☐	Against ☐	Abstain ☐

☐ MARK HERE IF YOU PLAN TO ATTEND THE MEETING

☐ MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

Please sign exactly as your name(s) appear on your stock certificate. If shares are issued in the name of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees and partners should indicate their positions when signing.

REGISTRATION

Signature:	Date:	Signature:	Date:

Proxy Solicited on Behalf of Board of Directors

     The undersigned hereby appoints Elizabeth H. Dávila and John F. Runkel, Jr. as proxies, each with the power of substitution, to vote at the Annual Meeting of Stockholders of VISX, Incorporated (the “Company”) to be held on May 13, 2004 at 8:00 a.m. local time, and at any adjournment or postponement thereof, hereby revoking any proxies previously given, to vote all shares of common stock of the Company held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting.

     IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE FOR DIRECTOR, FOR PROPOSALS 2, 3, AND 4, AND AT THE DISCRETION OF THE PROXY HOLDERS UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. IF ANY NOMINEE FOR DIRECTOR IS UNABLE OR DECLINES TO SERVE AS DIRECTOR, THIS PROXY WILL BE VOTED FOR ANY NOMINEE THAT THE PRESENT BOARD OF DIRECTORS DESIGNATES.

(See Reverse Side)

(To be Signed on Reverse Side)